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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 21, 1997
                        (Date of earliest event reported)


                        RETIREMENT CARE ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)
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
     COLORADO                            1-14114                   43-1441789
(State or other jurisdiction of    (Commission file number)  (I.R.S. Employer Identification No.)
incorporation or organization)
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                       6000 LAKE FORREST DRIVE, SUITE 200
                             ATLANTA, GEORGIA 30328
                    (Address of principal executive offices)

                                 (404) 255-7500
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On August 21, 1997, Retirement Care Associates, Inc. ("RCA") entered into an amendment (the "Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of May 27, 1997 (as amended, the "Merger Agreement"), by and among RCA, Sun Healthcare Group, Inc., a Delaware corporation ("Sun"), and Peach Acquisition Corporation, a Colorado corporation and wholly-owned subsidiary of Sun ("Merger Sub"), pursuant to which Merger Sub will be merged (the "Merger") with and into RCA.

         The Amendment changes the exchange ratio provided for in the Merger Agreement such that RCA shareholders will now receive 0.520 shares instead of
0.68265 shares of Sun common stock for each share of RCA common stock owned by them on the effective date of the Merger. The Amendment also (i) contains certain provisions requiring RCA to revise and restate its fiscal year 1997 financial statements for the quarters ended September 30, 1996, December 31, 1996 and March 31, 1997; (ii) waives certain representations and warranties set forth in the Merger Agreement and increases the materiality threshold for RCA's representations and warranties; (iii) contains certain provisions related to the resignation of Coopers & Lybrand L.L.P. as RCA's independent auditors; (iv) amends the provisions indemnifying RCA's directors and officers; and (v) extends the date after which either party may freely terminate the Merger Agreement from September 30, 1997 to November 30, 1997 (or, under certain circumstances, to December 31, 1997).

         The Merger is subject to approval by the shareholders of Sun and RCA and will be considered at separate meetings now anticipated to occur in the fourth quarter of 1997. The Merger remains subject to other customary conditions. The Merger will be effective promptly following shareholder approval, assuming satisfaction of the other conditions to the Merger.

         The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits. The following is a list of the Exhibits attached hereto.

Exhibit No. 2.1        Amendment No. 2 to the Agreement and Plan of Merger and
                       Reorganization dated as of February 17, 1997 among Sun
                       Healthcare Group, Inc., Peach Acquisition Corporation and
                       Retirement Care Associates, Inc.

Exhibit No. 99.1       Joint Press Release


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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             RETIREMENT CARE ASSOCIATES, INC.



                                             By:/s/ Darrell C. Tucker
                                                --------------------------------
                                                Darrell C. Tucker, Its Treasurer

Dated as of August 21, 1997.


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                                  EXHIBIT INDEX

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
EXHIBIT NO.                          DESCRIPTION                            PAGE
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
     2.1          Amendment No. 2 to the Agreement and Plan of
                  Merger and Reorganization dated as of February
                  17, 1997 among Sun Healthcare Group, Inc., Peach
                  Acquisition Corporation and Retirement Care
                  Associates, Inc.

    99.1          Joint Press Release
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